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                                                                    Exhibit 24.0
                             RWD TECHNOLOGIES, INC.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Columbia Bancorp, a Maryland corporation, constitute and appoint Dr. Robert W. Deutsch, John H. Beakes and Ronald E. Holtz, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or all of them, to sign for the undersigned in their respective names as directors and officers of RWD Technologies, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under the 1997 Employee Stock Purchase Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  August 22, 1997
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                 Signature                                                   Title
-------------------------------------------  ---------------------------------------------------------------------
/s/ Dr. Robert W. Deutsch
-------------------------------------------            Chief Executive Officer and Chairman of the Board
Dr. Robert W. Deutsch                                    of Directors (Principal Executive Officer)

/s/ John H. Beakes
-------------------------------------------             President, Chief Operating Officer and Director
John H. Beakes

/s/ Ronald E. Holtz
-------------------------------------------     Vice President, Chief Financial Officer, Secretary and Director
Ronald E. Holtz                                          (Principal Financial and Accounting Officer)

/s/ Robert T. O'Connell
-------------------------------------------                  Sr. Vice President-Business Planning,
Robert T. O'Connell                                                        Director

/s/ Jeffrey W. Wendel
-------------------------------------------          Group Vice President-Information Technology, Director
Jeffrey W. Wendel
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
/s/ John E. Lapolla
-------------------------------------------   Group Vice President-Manufacturing Performance Support and Director
John E. Lapolla

/s/ Kenneth J. Rebeck
-------------------------------------------          Group Vice President-Technology Transfer and Director
Kenneth J. Rebeck

/s/ Jerry P. Malec
-------------------------------------------                                Director
Jerry P. Malec

/s/ Bruce D. Alexander
-------------------------------------------                                Director
Bruce D. Alexander

/s/ David J. Deutsch
-------------------------------------------                                Director
David J. Deutsch
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